Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapital.com

Dallas, TX - October 21, 2026
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES THIRD QUARTER 2026 RESULTS
Third quarter 2026 net income available to common stockholders of $99.4 million
Record-level net interest income of $275.0 million
Record-level fee income(5), up 14% year-over-year
Capital ratios continue to be strong, achieving 12.2% CET1 and 14.8% Total Capital
“Third quarter results exemplify a steadily improving, and increasingly diversified earnings profile, supported by a business model intentionally built to be resilient to market and rate cycles,” said Rob C. Holmes, Chairman, President & CEO. “We continue to effectively serve and grow our client base, leveraging our unique capabilities to support sustained momentum across the platform, despite the challenging economic backdrop.”

	3rd Quarter	2nd Quarter	3rd Quarter
(dollars in thousands except per share data)	2026	2026	2025
Summary Income Statement
Net interest income	$274,983	$260,377	$271,771
Non-interest income	81,643	75,118	68,583
Total revenue	356,626	335,495	340,354
Non-interest expense	203,924	205,493	190,575
Pre-provision net revenue(1)	$152,702	$130,002	$149,779

Provision for credit losses	$17,000	$18,000	$12,000

Net income available to common stockholders	$99,392	$80,636	$100,897

Non-interest expense, adjusted(2)	$199,581	$202,772	$190,575
Pre-provision net revenue, adjusted(1)(2)	157,045	132,723	149,779
Net income available to common stockholders, adjusted(2)	102,700	82,698	100,897

Key Metrics
Diluted earnings per common share	$2.28	$1.83	$2.18
Diluted earnings per common share, adjusted(2)	$2.35	$1.88	$2.18
Return on average assets	1.25%	1.03%	1.30%
Return on average assets, adjusted(2)	1.29%	1.06%	1.30%
Return on average common equity	11.57%	9.56%	12.04%
Return on average common equity, adjusted(2)	11.95%	9.80%	12.04%
Efficiency ratio(3)	57.2%	61.3%	56.0%
Efficiency ratio, adjusted(2)(3)	56.0%	60.4%	56.0%
Net interest margin	3.44%	3.28%	3.47%
Book value per share	$75.13	$77.01	$73.05
Tangible book value per share(4)	$75.09	$76.98	$73.02
Common Equity Tier 1 ratio	12.2%	12.1%	12.1%

Balance Sheet
Total assets	$32,345,107	$33,913,361	$32,536,980
Loans held for investment	18,641,301	18,563,845	18,134,059
Loans held for investment, mortgage finance	5,441,689	6,383,381	6,057,804
Total deposits	27,715,655	28,911,388	27,505,398
Stockholders’ equity	3,487,590	3,647,707	3,637,098

(1)    Net interest income plus non-interest income, less non-interest expense.
(2)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(3)    Non-interest expense divided by the sum of net interest income and non-interest income.
(4)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(5)    Includes service charges on deposit accounts, wealth management and trust fee income, investment banking and advisory fees and trading income.

THIRD QUARTER 2026 COMPARED TO SECOND QUARTER 2026
For the third quarter of 2026, Texas Capital Bancshares, Inc. (the “Company”) reported net income available to common stockholders of $99.4 million, or $2.28 per diluted share, compared to $80.6 million, or $1.83 per diluted share, for the second quarter of 2026.
Provision for credit losses for the third quarter of 2026 was $17.0 million, compared to $18.0 million for the second quarter of 2026. The $17.0 million provision for credit losses recorded in the third quarter of 2026 resulted primarily from an increase in criticized loans and $14.5 million in net charge-offs.
Net interest income increased to $275.0 million for the third quarter of 2026, compared to $260.4 million for the second quarter of 2026, primarily due to an increase in average earning asset yields and decreases in short-term and long-term borrowings, partially offset by an increase in funding costs. Net interest margin for the third quarter of 2026 was 3.44%, an increase of 16 basis points from the second quarter of 2026. Loans held for investment (“LHI”), excluding mortgage finance, yields increased 14 basis points from the second quarter of 2026 and LHI, mortgage finance, yields increased 10 basis points from the second quarter of 2026. Total cost of deposits was 2.45% for the third quarter of 2026, a 5 basis point increase from the second quarter of 2026.
Non-interest income for the third quarter of 2026 increased $6.5 million compared to the second quarter of 2026 primarily due to increases in investment banking and advisory fees and other non-interest income.
Non-interest expense for the third quarter of 2026 decreased $1.6 million compared to the second quarter of 2026, primarily due to decreases in salaries and benefits, legal and professional and other non-interest expense, partially offset by an increase in communications and technology expense primarily resulting from restructuring expenses recognized in the third quarter of 2026.
THIRD QUARTER 2026 COMPARED TO THIRD QUARTER 2025
Net income available to common stockholders was $99.4 million, or $2.28 per diluted share, for the third quarter of 2026, compared to $100.9 million, or $2.18 per diluted share, for the third quarter of 2025.
The third quarter of 2026 included a $17.0 million provision for credit losses, reflecting a linked-quarter increase in criticized loans and $14.5 million in net charge-offs, compared to a $12.0 million provision for credit losses for the third quarter of 2025.
Net interest income increased to $275.0 million for the third quarter of 2026, compared to $271.8 million for the third quarter of 2025, primarily due to an increase in average earning assets and a decrease in funding costs, partially offset by a decrease in earning asset yields and an increase in average interest bearing deposits. Net interest margin decreased 3 basis points to 3.44% for the third quarter of 2026, as compared to the third quarter of 2025. LHI, excluding mortgage finance, yields decreased 19 basis points compared to the third quarter of 2025 and LHI, mortgage finance yields decreased 16 basis points from the third quarter of 2025. Total cost of deposits decreased 17 basis points to 2.45%, as compared to the third quarter of 2025.
Non-interest income for the third quarter of 2026 increased $13.1 million compared to the third quarter of 2025 primarily due to increases in service charges on deposit accounts, investment banking and advisory fees, trading income and other non-interest income.
Non-interest expense for the third quarter of 2026 increased $13.3 million compared to the third quarter of 2025, primarily due to increases in salaries and benefits, occupancy and communications and technology expense, primarily as a result of the restructuring expenses discussed above, as well as an increase in other non-interest expense.
CREDIT QUALITY
Net charge-offs of $14.5 million were recorded during the third quarter of 2026, compared to net charge-offs of $16.1 million and $13.7 million during the second quarter of 2026 and the third quarter of 2025, respectively. Criticized loans totaled $782.4 million at September 30, 2026, compared to $696.3 million at June 30, 2026 and $529.7 million at September 30, 2025. Non-accrual LHI totaled $122.3 million at September 30, 2026, compared to $124.0 million at June 30, 2026 and $96.1 million at September 30, 2025. The ratio of non-accrual LHI to total LHI for the third quarter of 2026 was 0.51%, compared to 0.50% for the second quarter of 2026 and 0.40% for the third quarter of 2025. The ratio of total allowance for credit losses to total LHI was 1.39% at September 30, 2026, compared to 1.34% and 1.37% at June 30, 2026 and September 30, 2025, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of September 30, 2026. CET1, tier 1 capital, total capital and leverage ratios were 12.2%, 13.7%, 14.8% and 11.7%, respectively, at September 30, 2026, compared to 12.1%, 13.5%, 14.7% and 11.6%, respectively, at June 30, 2026 and 12.1%, 13.6%, 16.1% and 11.9%, respectively, at September 30, 2025. At September 30, 2026, the Company’s ratio of tangible common equity to total tangible assets was 9.9%, compared to 9.9% at June 30, 2026 and 10.3% at September 30, 2025.
During the third quarter of 2026, the Company repurchased 1,051,660 shares of its common stock for an aggregate purchase price, including excise tax expense, of $103.0 million, at a weighted average price of $96.99 per share.
Effective October 20, 2026, the Company’s board of directors authorized a new share repurchase program under which the Company may repurchase up to $200.0 million in shares of its outstanding common stock through October 31, 2027. Remaining repurchase authorization under the December 12, 2025 share repurchase program was terminated upon authorization of this new program.
PREFERRED AND COMMON DIVIDENDS
The Company’s board of directors declared a cash dividend of $14.375 per share of the 5.75% Fixed Rate Non-Cumulative Perpetual

Preferred Stock, Series B (the “Series B Preferred Stock”), equivalent to $0.359375 per depositary share, each representing a 1/40th interest in a share of the Series B Preferred Stock. The depositary shares are traded on the Texas Stock Exchange LLC (“TXSE”) under the symbol “TCBI PRB.” The dividend is payable on December 15, 2026, to holders of record at the close of business on December 1, 2026.
The Company’s board of directors declared a cash dividend of $0.20 per common share. The common shares are traded on the TXSE under the symbol “TCBI.” The dividend is payable on December 15, 2026, to holders of record at the close of business on December 1, 2026.
About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (TXSE®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations and service terms. Deposit and lending products and services are offered by TCB. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, geopolitical conflicts, inflation, including increased energy costs, unemployment rates and interest rates; TCBI’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TCBI may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TCBI may not realize the anticipated benefits from acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third-party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes, strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; the transfer of the listing of TCBI’s securities to TXSE, a newly operational exchange, and its effect on the trading market, liquidity and price of TCBI’s securities; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2026	2026	2026	2025	2025
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$457,160	$439,930	$419,094	$444,314	$460,615
Interest expense	182,177	179,553	164,375	176,877	188,844
Net interest income	274,983	260,377	254,719	267,437	271,771
Provision for credit losses	17,000	18,000	16,000	11,000	12,000
Net interest income after provision for credit losses	257,983	242,377	238,719	256,437	259,771
Non-interest income	81,643	75,118	69,266	60,046	68,583
Non-interest expense	203,924	205,493	213,568	184,198	190,575
Income before income taxes	135,702	112,002	94,417	132,285	137,779
Income tax expense	31,997	27,054	20,629	31,626	32,569
Net income	103,705	84,948	73,788	100,659	105,210
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income available to common stockholders	$99,392	$80,636	$69,475	$96,347	$100,897
Diluted earnings per common share	$2.28	$1.83	$1.56	$2.12	$2.18
Diluted common shares	43,614,271	44,062,419	44,601,129	45,509,370	46,233,167
CONSOLIDATED BALANCE SHEET DATA
Total assets	$32,345,107	$33,913,361	$33,486,484	$31,540,274	$32,536,980
Loans held for investment	18,641,301	18,563,845	18,217,976	17,976,183	18,134,059
Loans held for investment, mortgage finance	5,441,689	6,383,381	6,961,686	6,064,019	6,057,804
Loans held for sale	28,676	—	21,333	4,361	—
Interest bearing cash and cash equivalents	2,479,073	3,488,756	2,702,183	1,897,803	2,852,387
Debt and equity securities	4,810,743	4,564,584	4,673,355	4,723,099	4,601,654
Non-interest bearing deposits	7,006,314	7,573,788	7,634,618	6,959,097	7,689,598
Total deposits	27,715,655	28,911,388	28,516,688	26,448,767	27,505,398
Short-term borrowings	—	350,000	—	330,000	275,000
Long-term debt	487,270	500,859	878,293	620,575	620,416
Stockholders’ equity	3,487,590	3,647,707	3,606,207	3,631,382	3,637,098

End of period shares outstanding	42,429,657	43,470,167	43,671,305	44,253,688	45,679,863
Book value per share	$75.13	$77.01	$75.71	$75.28	$73.05
Tangible book value per share(1)	$75.09	$76.98	$75.67	$75.25	$73.02
SELECTED FINANCIAL RATIOS
Net interest margin	3.44%	3.28%	3.43%	3.38%	3.47%
Return on average assets	1.25%	1.03%	0.95%	1.22%	1.30%
Return on average assets, adjusted(4)	1.29%	1.06%	0.97%	1.20%	1.30%
Return on average common equity	11.57%	9.56%	8.35%	11.18%	12.04%
Return on average common equity, adjusted(4)	11.95%	9.80%	8.48%	10.98%	12.04%
Efficiency ratio(2)	57.2%	61.3%	65.9%	56.2%	56.0%
Efficiency ratio, adjusted(2)(4)	56.0%	60.4%	65.5%	56.9%	56.0%
Non-interest income to average earning assets	1.02%	0.95%	0.93%	0.76%	0.88%
Non-interest expense to average earning assets	2.55%	2.59%	2.87%	2.33%	2.44%
Non-interest expense to average earning assets, adjusted(4)	2.49%	2.55%	2.85%	2.35%	2.44%
Common equity to total assets	9.9%	9.9%	9.9%	10.6%	10.3%
Tangible common equity to total tangible assets(3)	9.9%	9.9%	9.9%	10.6%	10.3%
Common Equity Tier 1 ratio	12.2%	12.1%	12.0%	12.1%	12.1%
Tier 1 capital ratio	13.7%	13.5%	13.4%	13.6%	13.6%
Total capital ratio	14.8%	14.7%	15.9%	16.1%	16.1%
Leverage ratio	11.7%	11.6%	12.1%	11.7%	11.9%
(1)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Cash and due from banks	$195,086	$209,512	$254,428	$201,315	$212,438
Interest bearing cash and cash equivalents	2,479,073	3,488,756	2,702,183	1,897,803	2,852,387
Available-for-sale debt securities	4,095,855	3,826,284	3,913,855	3,951,455	3,801,261
Held-to-maturity debt securities	672,881	692,332	709,594	725,722	743,120
Equity securities	42,007	43,429	42,024	41,998	55,054
Trading debt securities	—	2,539	7,882	3,924	2,219
Debt and equity securities	4,810,743	4,564,584	4,673,355	4,723,099	4,601,654
Loans held for sale	28,676	—	21,333	4,361	—
Loans held for investment, mortgage finance	5,441,689	6,383,381	6,961,686	6,064,019	6,057,804
Loans held for investment	18,641,301	18,563,845	18,217,976	17,976,183	18,134,059
Less: Allowance for credit losses on loans	270,333	268,268	270,441	270,557	274,026
Loans held for investment, net	23,812,657	24,678,958	24,909,221	23,769,645	23,917,837
Premises and equipment, net	89,012	91,852	85,698	88,003	88,348
Accrued interest receivable and other assets	928,364	878,203	838,770	854,552	862,820
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$32,345,107	$33,913,361	$33,486,484	$31,540,274	$32,536,980

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,006,314	$7,573,788	$7,634,618	$6,959,097	$7,689,598
Interest bearing deposits	20,709,341	21,337,600	20,882,070	19,489,670	19,815,800
Total deposits	27,715,655	28,911,388	28,516,688	26,448,767	27,505,398
Accrued interest payable	8,556	19,291	9,420	6,716	9,360
Other liabilities	646,036	484,116	475,876	502,834	489,708
Short-term borrowings	—	350,000	—	330,000	275,000
Long-term debt	487,270	500,859	878,293	620,575	620,416
Total liabilities	28,857,517	30,265,654	29,880,277	27,908,892	28,899,882

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	520	520	520	518	518
Additional paid-in capital	1,086,246	1,082,419	1,077,139	1,074,496	1,069,582
Retained earnings	3,040,853	2,950,049	2,878,120	2,808,645	2,712,298
Treasury stock(3)	(689,410)	(586,401)	(562,833)	(487,692)	(361,076)
Accumulated other comprehensive loss, net of taxes	(250,619)	(98,880)	(86,739)	(64,585)	(84,224)
Total stockholders’ equity	3,487,590	3,647,707	3,606,207	3,631,382	3,637,098
Total liabilities and stockholders’ equity	$32,345,107	$33,913,361	$33,486,484	$31,540,274	$32,536,980

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	52,023,856	52,012,706	51,974,496	51,786,456	51,767,419
(3) Treasury stock - shares at cost	9,594,199	8,542,539	8,303,191	7,532,768	6,087,556

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)

	3rd Quarter 2026	2nd Quarter 2026	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025	3rd Quarter YTD 2026	3rd Quarter YTD 2025
Interest income
Interest and fees on loans	$379,297	$368,416	$348,020	$367,481	$379,017	$1,095,733	$1,077,525
Debt and equity securities	50,927	46,307	49,590	47,012	49,396	146,824	141,952
Interest bearing cash and cash equivalents	26,936	25,207	21,484	29,821	32,202	73,627	107,994
Total interest income	457,160	439,930	419,094	444,314	460,615	1,316,184	1,327,471
Interest expense
Deposits	174,517	167,027	153,904	167,259	180,779	495,448	530,513
Short-term borrowings	84	3,552	2,360	2,153	534	5,996	12,224
Long-term debt	7,576	8,974	8,111	7,465	7,531	24,661	23,534
Total interest expense	182,177	179,553	164,375	176,877	188,844	526,105	566,271
Net interest income	274,983	260,377	254,719	267,437	271,771	790,079	761,200
Provision for credit losses	17,000	18,000	16,000	11,000	12,000	51,000	44,000
Net interest income after provision for credit losses	257,983	242,377	238,719	256,437	259,771	739,079	717,200
Non-interest income
Service charges on deposit accounts	9,418	8,853	9,223	8,411	8,111	27,494	24,133
Wealth management and trust fee income	4,562	5,136	4,388	4,216	3,989	14,086	11,683
Brokered loan fees	2,075	2,103	2,006	2,467	2,419	6,184	6,766
Investment banking and advisory fees	35,294	31,522	32,016	30,015	33,985	98,832	74,572
Trading income	11,417	11,313	10,251	6,020	7,238	32,981	21,073
Available-for-sale debt securities gains/(losses), net	—	—	—	—	—	—	(1,886)
Other	18,877	16,191	11,382	8,917	12,841	46,450	30,755
Total non-interest income	81,643	75,118	69,266	60,046	68,583	226,027	167,096
Non-interest expense
Salaries and benefits	121,625	123,339	139,347	108,851	119,856	384,311	371,651
Occupancy expense	13,230	12,359	12,405	12,803	11,828	37,994	34,816
Marketing	4,266	4,786	4,972	5,404	3,412	14,024	12,045
Legal and professional	12,000	14,700	11,980	11,580	12,474	38,680	38,532
Communications and technology	32,029	28,494	27,172	26,303	24,594	87,695	72,550
Federal Deposit Insurance Corporation insurance assessment	5,234	4,586	4,877	2,276	5,198	14,697	15,635
Other	15,540	17,229	12,815	16,981	13,213	45,584	38,642
Total non-interest expense	203,924	205,493	213,568	184,198	190,575	622,985	583,871
Income before income taxes	135,702	112,002	94,417	132,285	137,779	342,121	300,425
Income tax expense	31,997	27,054	20,629	31,626	32,569	79,680	70,840
Net income	103,705	84,948	73,788	100,659	105,210	262,441	229,585
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313	12,938	12,938
Net income available to common stockholders	$99,392	$80,636	$69,475	$96,347	$100,897	$249,503	$216,647

Basic earnings per common share	$2.30	$1.85	$1.58	$2.14	$2.21	$5.72	$4.72
Diluted earnings per common share	$2.28	$1.83	$1.56	$2.12	$2.18	$5.66	$4.67

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2026	2026	2026	2025	2025
Allowance for credit losses on loans:
Beginning balance	$268,268	$270,441	$270,557	$274,026	$277,648
Loans charged-off:
Commercial	14,851	9,998	17,489	14,417	13,794
Commercial real estate	—	7,098	—	524	—
Total charge-offs	14,851	17,096	17,489	14,941	13,794
Recoveries:
Commercial	313	822	131	4,202	50
Commercial real estate	—	184	—	—	—
Consumer	—	7	—	12	4
Total recoveries	313	1,013	131	4,214	54
Net charge-offs	14,538	16,083	17,358	10,727	13,740
Provision for credit losses on loans	16,603	13,910	17,242	7,258	10,118
Ending balance	$270,333	$268,268	$270,441	$270,557	$274,026

Allowance for off-balance sheet credit losses:
Beginning balance	$65,103	$61,013	$62,255	$58,513	$56,631
Provision for off-balance sheet credit losses	397	4,090	(1,242)	3,742	1,882
Ending balance	$65,500	$65,103	$61,013	$62,255	$58,513

Total allowance for credit losses	$335,833	$333,371	$331,454	$332,812	$332,539
Total provision for credit losses	$17,000	$18,000	$16,000	$11,000	$12,000

Allowance for credit losses on loans to total loans held for investment	1.12%	1.08%	1.07%	1.13%	1.13%
Allowance for credit losses on loans to average total loans held for investment	1.10%	1.08%	1.16%	1.12%	1.15%
Net charge-offs to average total loans held for investment(1)	0.24%	0.26%	0.30%	0.18%	0.23%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.24%	0.24%	0.23%	0.20%	0.21%
Total provision for credit losses to average total loans held for investment(1)	0.27%	0.29%	0.28%	0.18%	0.20%
Total allowance for credit losses to total loans held for investment	1.39%	1.34%	1.32%	1.38%	1.37%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2026	2026	2026	2025	2025
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$122,337	$123,981	$144,947	$116,880	$96,084
Non-accrual loans held for sale(1)	—	—	21,333	4,361	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$122,337	$123,981	$166,280	$121,241	$96,084

Non-accrual loans held for investment to total loans held for investment	0.51%	0.50%	0.58%	0.49%	0.40%
Total non-performing assets to total assets	0.38%	0.37%	0.50%	0.38%	0.30%
Allowance for credit losses on loans to non-accrual loans held for investment	2.2x	2.2x	1.9x	2.3x	2.9x
Total allowance for credit losses to non-accrual loans held for investment	2.7x	2.7x	2.3x	2.8x	3.5x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$53,207	$451	$18,030	$19,353	$126
Loans held for investment past due 90 days to total loans held for investment	0.22%	—%	0.07%	0.08%	—%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

CRITICIZED LOANS
Criticized loans	$782,408	$696,326	$650,615	$634,919	$529,732
Criticized loans to total loans held for investment	3.25%	2.79%	2.58%	2.64%	2.19%
Special mention loans	$526,290	$479,341	$366,422	$346,643	$249,592
Special mention loans to total loans held for investment	2.19%	1.92%	1.46%	1.44%	1.03%
(1)First quarter 2026 and fourth quarter 2025 includes non-accrual loans previously reported in loans held for investment that were transferred at fair value to held for sale as of March 31, 2026 and December 31, 2025, respectively.

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	3rd Quarter 2026			2nd Quarter 2026			3rd Quarter 2025			YTD September 30, 2026			YTD September 30, 2025
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Debt and equity securities(2)	$4,582,191	$50,936	4.31%	$4,544,249	$46,317	4.03%	$4,635,066	$49,401	4.14%	$4,587,108	$146,851	4.22%	$4,557,996	$141,965	4.05%
Interest bearing cash and cash equivalents	2,905,372	26,936	3.68%	2,777,654	25,207	3.64%	2,920,102	32,202	4.38%	2,702,628	73,627	3.64%	3,274,086	107,994	4.41%
Loans held for sale(3)	11,434	213	7.39%	3,080	4	0.54%	—	—	—%	5,901	217	4.92%	110	2	2.97%
Loans held for investment, mortgage finance	5,769,930	60,493	4.16%	6,309,596	63,862	4.06%	5,472,467	59,604	4.32%	5,774,820	175,928	4.07%	4,929,539	156,838	4.25%
Loans held for investment(3)	18,759,118	319,511	6.76%	18,490,750	305,403	6.62%	18,253,451	319,921	6.95%	18,476,249	922,266	6.67%	17,935,710	922,154	6.87%
Less: Allowance for credit losses on loans	267,448	—	—%	271,925	—	—	277,385	—	—%	269,261	—	—	276,076	—	—
Loans held for investment, net	24,261,600	380,004	6.21%	24,528,421	369,265	6.04%	23,448,533	379,525	6.42%	23,981,808	1,098,194	6.12%	22,589,173	1,078,992	6.39%
Total earning assets	31,760,597	458,089	5.70%	31,853,404	440,793	5.54%	31,003,701	461,128	5.88%	31,277,445	1,318,889	5.63%	30,421,365	1,328,953	5.82%
Cash and other assets	1,171,805			1,190,251			1,159,008			1,178,643			1,144,443
Total assets	$32,932,402			$33,043,655			$32,162,709			$32,456,088			$31,565,808

Liabilities and Stockholders’ Equity
Transaction deposits	$3,830,036	$27,428	2.84%	$2,762,965	$16,865	2.45%	$2,251,217	$13,987	2.46%	$3,070,779	$59,273	2.58%	$2,209,490	$41,626	2.52%
Savings deposits	14,159,289	123,103	3.45%	13,902,996	118,592	3.42%	14,650,152	143,327	3.88%	14,070,148	360,390	3.42%	13,916,232	411,176	3.95%
Time deposits	2,396,968	23,986	3.97%	3,172,354	31,570	3.99%	2,158,228	23,465	4.31%	2,531,404	75,785	4.00%	2,282,419	77,711	4.55%
Total interest bearing deposits	20,386,293	174,517	3.40%	19,838,315	167,027	3.38%	19,059,597	180,779	3.76%	19,672,331	495,448	3.37%	18,408,141	530,513	3.85%
Short-term borrowings	8,804	84	3.75%	378,022	3,552	3.77%	44,022	534	4.82%	214,026	5,996	3.75%	364,641	12,224	4.48%
Long-term debt	497,635	7,576	6.04%	642,689	8,974	5.60%	620,348	7,531	4.82%	604,715	24,661	5.45%	643,274	23,534	4.89%
Total interest bearing liabilities	20,892,732	182,177	3.46%	20,859,026	179,553	3.45%	19,723,967	188,844	3.80%	20,491,072	526,105	3.43%	19,416,056	566,271	3.90%
Non-interest bearing deposits	7,875,652			8,058,149			8,351,524			7,809,264			8,141,135
Other liabilities	454,891			442,543			463,034			466,648			496,644
Stockholders’ equity	3,709,127			3,683,937			3,624,184			3,689,104			3,511,973
Total liabilities and stockholders’ equity	$32,932,402			$33,043,655			$32,162,709			$32,456,088			$31,565,808
Net interest income		$275,912			$261,240			$272,284			$792,784			$762,682
Net interest margin			3.44%			3.28%			3.47%			3.38%			3.34%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields are calculated using available-for-sale debt securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest expense, adjusted income tax expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	3rd Quarter 2026	2nd Quarter 2026	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025
Net interest income	$274,983	$260,377	$254,719	$267,437	$271,771
Non-interest income	81,643	75,118	69,266	60,046	68,583
Total revenue	356,626	335,495	323,985	327,483	340,354

Non-interest expense	203,924	205,493	213,568	184,198	190,575
FDIC special assessment	—	—	—	2,242	—
Restructuring expenses	(4,343)	(564)	(1,401)	—	—
Debt extinguishment expense	—	(2,157)	—	—	—
Non-interest expense, adjusted	199,581	202,772	212,167	186,440	190,575

Provision for credit losses	17,000	18,000	16,000	11,000	12,000

Income tax expense	31,997	27,054	20,629	31,626	32,569
Tax effect of adjustments	1,035	659	339	(526)	—
Income tax expense, adjusted	33,032	27,713	20,968	31,100	32,569

Net income(1)	$103,705	$84,948	$73,788	$100,659	$105,210
Net income, adjusted(1)	$107,013	$87,010	$74,850	$98,943	$105,210

Preferred stock dividends	4,313	4,312	4,313	4,312	4,313

Net income available to common stockholders(2)	$99,392	$80,636	$69,475	$96,347	$100,897
Net income available to common stockholders, adjusted(2)	$102,700	$82,698	$70,537	$94,631	$100,897

PPNR(3)	$152,702	$130,002	$110,417	$143,285	$149,779
PPNR, adjusted(3)	$157,045	$132,723	$111,818	$141,043	$149,779

Weighted average common shares outstanding, diluted	43,614,271	44,062,419	44,601,129	45,509,370	46,233,167
Diluted earnings per common share	$2.28	$1.83	$1.56	$2.12	$2.18
Diluted earnings per common share, adjusted	$2.35	$1.88	$1.58	$2.08	$2.18

Average total assets	$32,932,402	$33,043,655	$31,375,093	$32,606,318	$32,162,709
Return on average assets	1.25%	1.03%	0.95%	1.22%	1.30%
Return on average assets, adjusted	1.29%	1.06%	0.97%	1.20%	1.30%

Average common equity	$3,409,127	$3,383,937	$3,373,860	$3,419,967	$3,324,184
Return on average common equity	11.57%	9.56%	8.35%	11.18%	12.04%
Return on average common equity, adjusted	11.95%	9.80%	8.48%	10.98%	12.04%

Efficiency ratio(4)	57.2%	61.3%	65.9%	56.2%	56.0%
Efficiency ratio, adjusted(4)	56.0%	60.4%	65.5%	56.9%	56.0%

Average earning assets	$31,760,597	$31,853,404	$30,201,198	$31,413,694	$31,003,701
Non-interest income to average earning assets	1.02%	0.95%	0.93%	0.76%	0.88%
Non-interest income to average earning assets, adjusted	1.02%	0.95%	0.93%	0.76%	0.88%
Non-interest expense to average earning assets	2.55%	2.59%	2.87%	2.33%	2.44%
Non-interest expense to average earning assets, adjusted	2.49%	2.55%	2.85%	2.35%	2.44%
(1)    Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted.
(2)    Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends.
(3)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, less non-interest expense, adjusted.
(4)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income.